SSGA FUNDS

	Class N	Class A	Class I	Class K
STATE STREET DYNAMIC SMALL CAP FUND	SVSCX	SSSDX	SSSJX	SSSKX
STATE STREET S&P 500 INDEX FUND	SVSPX	N/A	N/A	N/A
STATE STREET DEFENSIVE EMERGING MARKETS EQUITY FUND	SSEMX	SSELX	SSEOX	SSEQX
STATE STREET INTERNATIONAL STOCK SELECTION FUND	SSAIX	SSILX	SSIPX	SSIQX

(each a “Fund”, collectively the “Funds”)

Supplement dated July 26, 2019 to the Statement of Additional Information (“SAI”)

dated December 19, 2018, as may be revised and/or supplemented from time to time.

Effective immediately, the sub-section “Payments to Financial Intermediaries”, within the section

“DISTRIBUTION ARRANGEMENTS” of the SAI, is deleted and replaced with the following:

Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

Some portion of SSGA FD’s payments to financial intermediaries will be made out of amounts received by SSGA FD under the Funds’ Distribution Plans. In addition, the Funds may reimburse SSGA FD for payments SSGA FD makes to financial intermediaries that provide recordkeeping, shareholder servicing, sub-transfer agency, administrative and/or account maintenance services (collectively, servicing). The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

The compensation paid by SSGA FD to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries may include networking fees and account-based fees. The amount of continuing compensation paid by SSGA FD to different financial intermediaries varies. In the case of most financial intermediaries, compensation for servicing in excess of any amount covered by payments under a Distribution Plan is generally paid at an annual rate of 0.10% – 0.20% of the aggregate average daily net asset value of Fund shares held by that financial intermediary’s customers, although in some cases the compensation may be paid at higher annual rates (which may, but will not necessarily, reflect enhanced or additional services provided by the financial intermediary).

SSGA FD and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts by financial intermediaries. Such compensation may include, but is not limited to, ongoing payments, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Financial intermediaries may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority, Inc. (“FINRA”). The level of payments made to a financial intermediary in any given year will vary and, in the case of most financial intermediaries, will not exceed 0.20% of the value of assets attributable to the financial intermediary invested in shares of funds in the SSGA FM fund complex. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by SSGA FD and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Set forth below is a list of those financial intermediaries to which SSGA FD (and its affiliates) expects, as of July 18, 2019, to pay compensation in the manner described in this “Payments to Financial Intermediaries” section. This list may change over time. Please contact your financial intermediary to determine whether it or its affiliate currently may be receiving such compensation and to obtain further information regarding any such compensation.

•	ADP Broker- Dealer Inc.

•	AIG Retirement Services

•	Alight Financial Solutions, LLC

•	Ascensus Inc.

•	AXA Advisors, LLC

•	Charles Schwab & Co., Inc.

•	Edward Jones

•	Fidelity Brokerage Services LLC

•	Fidelity Investments Institutional Operations Company, Inc.

•	First Clearing, LLC

•	GWFS Equities Inc.

•	Hartford Life Insurance Company

•	Interactive Brokers LLC

•	JP Morgan Chase Bank, N.A.

•	Lincoln Financial Advisors Corp.

•	LPL Financial LLC

•	Matrix Capital Bank

•	Merrill Lynch, Pierce, Fenner & Smith Inc.

•	Mid Atlantic Capital Corp.

•	Morgan Stanley Smith Barney LLC

•	MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC

•	National Financial Services, LLC

•	Nationwide Financial Services, Inc.

•	Pershing LLC

•	PNC Bank, N.A.

•	Putnam Investor Services, Inc.

•	Raymond James & Associates

•	RBC Capital Markets Corp.

•	Reliance Trust Company

•	SEI Private Trust Company

•	Slavic Investment Corporation

•	TD Ameritrade, Inc.

•	TIAA Cref Individual & Institutional Services, LLC

•	UBS Financial Services, Inc.

•	US Bank N.A.

•	Voya Financial Partners, LLC

•	Voya Institutional Plan Services, LLC

•	Voya Retirement Insurance and Annuity Company

•	Wells Fargo Bank, N.A.

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